U.S Department of Justice

                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                          Indianapolis, Indiana 46204
                        317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                             Indianapolis, Indiana

                                 Monthly Report
                                      For
                 Debtors-in-Possession and Chapter 11 Trustees


Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.


                                          For the month ended: April 30, 2005
                                                               ----------------

                                         Date Bankruptcy filed:October 26, 2004
                                                               ----------------


Debtor Names:    ATA Holdings Corp.                  Case Numbers:   04-19866
                 ATA Airlines, Inc.                                  04-19868
                 Ambassadair Travel Club, Inc.                       04-19869
                 ATA Leisure Corp.                                   04-19870
                 Amber Travel, Inc.                                  04-19871
                 American Trans Air Execujet, Inc.                   04-19872
                 ATA Cargo, Inc.                                     04-19873
                 Chicago Express Airlines, Inc.                      04-19874



Previously Required Documents                ATTACHED               SUBMITTED
                                             --------               ---------

1.    Monthly Income Statement                  X                       X
      (P&L1)                             ----------------        --------------
2.    Monthly Cash Flow Report                  X                       X
      (CF1; 3 pages)                     ----------------        --------------
3.    Statement of Operations                   X                       X
      (Oprept)                           ----------------        --------------
4.    Other reports/documents as                X                       X
      required by the U.S. Trustee       ----------------        --------------


The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

  By: /s/ Wisty B. Malone             Dated:                     31-May-05
     -----------------------------                               --------------
     (Name)

     Vice President and Controller    Debtor's telephone number: (317)-282-4000
     -----------------------------                               --------------
     (Title)


Reports prepared by:Wisty B. Malone,  Vice President and Controller / Treasurer
                    ---------------   -----------------------------------------
                     (Name)          (Title)

                           U.S Department of Justice

                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                          Indianapolis, Indiana 46204
                        317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                             Indianapolis, Indiana

                            Statement of Operations
                       For the Month ended April 30, 2005

Debtor Names:   ATA Holdings Corp.                    Case Numbers:  04-19866
                ATA Airlines, Inc.                                   04-19868
                Ambassadair Travel Club, Inc.                        04-19869
                ATA Leisure Corp.                                    04-19870
                Amber Travel, Inc.                                   04-19871
                American Trans Air Execujet, Inc.                    04-19872
                ATA Cargo, Inc.                                      04-19873
                Chicago Express Airlines, Inc.                       04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

On April 18, 2005, the Company met with its Creditors' Committee, the Air Transportation Stabilization Board, and its DIP lender, Southwest Airlines, to present a revised business plan. On April 15, 2005, the Company and Southwest Airlines executed the Third Amendment to the DIP Credit Agreement.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

________ NO
___X____ YES - If yes, then identify to whom the payment was made,the date paid, and the amount(s).
         *Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
On April 11, ATA significantly reduced its operations in the Indianapolis market.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 4/30/2005, $22,559,144
What amount of these receivables is considered uncollectible?  $1,848,255.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:


a. assets(s) sold:                                           none
                                                -------------------------------
b. date of sale:
                                                -------------------------------
c. sales price:
                                                -------------------------------
d. net amount received:
                                                -------------------------------

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name          Position                       Amount          Explanation
----------          --------                       ------          -----------
Allen J Moebius     Related to Officer           $    7,085           Salary
-----------------   -------------------------    -----------       ------------
Eugene J Moebius    Related to Officer           $    9,688           Salary
-----------------   -------------------------    -----------       ------------
Gordon D Moebius    Related to Officer           $    9,657           Salary
-----------------   -------------------------    -----------       ------------
J George Mikelsons  Chairman, Chief Executive    $   71,658           Salary
                    Officer & President
-----------------   -------------------------    -----------       ------------
Muriel M Mikelsons  Related to Officer           $    4,898           Salary
-----------------   -------------------------    -----------       ------------
James W Hlavacek    Vice Chairman                $   36,346           Salary
-----------------   -------------------------    -----------       ------------
William Dale Beal   Former Senior Vice           $   29,558          Severance
                    President Operations
-----------------   -------------------------    -----------       ------------
Gilbert F Viets     Executive Vice President &   $   37,346           Salary
                    Chief Financial Officer
-----------------   -------------------------    -----------       ------------
John G Denison      Chief Executive Officer, ATA $   36,346           Salary
                    Airlines, Inc.
-----------------   -------------------------    -----------       ------------
John B Happ         Former Senior Vice President $   28,519          Severance
                    Marketing & Sales
-----------------   -------------------------    -----------       ------------
John Graber         Senior Vice President Fight  $   28,519           Salary
                    Operations & Maintenance
-----------------   -------------------------    -----------       ------------
BETACO                                           $   73,033        Lease Related
                                                                      & Rent
-----------------   -------------------------    -----------       ------------

7. Schedule insurance coverage.

                  Type of Policy                    Expiration Date
                  --------------                    ---------------

             -------------------------           -----------------------
             *Refer to Attachment B
             -------------------------           -----------------------
             -------------------------           -----------------------

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.          Full Time         Part Time
                                              ---------         ---------

a. Total number of employees at
   beginning of this period, 3/31/2005          5,220              542
                                            ------------    ---------------
b. Number hired during period.                     8                8
                                            ------------    ---------------
c. Number terminated or resigned.                (802)            (191)
                                            ------------    ---------------
d. Total number of employees on
   payroll at the end of this period.           4,426              359
                                            ------------    ---------------

                       OFFICE OF THE US TRUSTEE-REGION 10
                      ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY CASH FLOW REPORT
                        for the month ended April, 2005
                                            -----------
                              (Dollars in thousands)

                                                           April 30
                                                             2005
                                                     --------------------
                                                         (Unaudited)

Operating activities:

Net loss before reorganization expenses            $          (11,453)

Adjustments to reconcile net loss before
reorganization expenses to net cash
(used in) operating activities:
  Depreciation and amortization                                 3,860
  Other non-cash items                                            (62)

Changes in operating assets and liabilities:
  Receivables                                                   4,889
  Inventories                                                  (1,234)
  Prepaid expenses                                                192
  Accounts payable                                              1,397
  Air traffic liabilities                                      (5,343)
  Liabilities subject to compromise                               575
  Accrued expenses                                             (5,383)
                                                   ----------------------
Net cash (used in) operating activities                       (12,562)
                                                   ----------------------

Reorganization activities:
Reorganization items , net                                     (1,186)
Prepaid expenses                                                  196
Accrued expenses                                                  461
Other non-cash items                                             (426)
                                                   ----------------------
  Net cash (used in) reorganization activities                   (955)
                                                   ----------------------

Investing activities:
Capital expenditures                                             (784)
Noncurrent prepaid aircraft rent                                   17
(Additions) reductions to other asset                            (274)
Proceeds from sales of property and equipment                     229
                                                   ----------------------
  Net cash (used in) investing activities                        (812)
                                                   ----------------------

Financing activities:
Increase in restricted cash                                     1,508
                                                   ----------------------
  Net cash provided by financing activities                     1,508
                                                   ----------------------

Decrease in cash and cash equivalents.                        (12,821)

Cash and cash equivalents, beginning of period                101,513
                                                   ----------------------
Cash and cash equivalents, end of period$                      88,692
                                                   ======================

Cash Flow Summary
-----------------
Cash at 3/31/2005                                             101,513
Receipts                                                       98,422
Disbursements                                                (111,243)
                                                   ----------------------
Cash at 4/30/2005                                              88,692
                                                   ======================


Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by Aug 15, 2005.


                                                         OFFICE OF THE US TRUSTEE-REGION 10
                                                              MONTHLY CASH FLOW REPORT
                                                         For the Month ended April 30, 2005
                                                                             --------------

STATUS OF TAXES

                                            ADJUSTED                   **AMOUNT
                                           BEGINNING                   WITHHELD                  AMOUNT                   ENDING
                                         *TAX LIABILITY              OR \ACCRUED                  PAID                TAX LIABILITY
                                 ------------------------        ----------------         -----------------      ------------------
FEDERAL
-------

withholding                      $         (887,225)             $     2,926,843          $     (2,039,618)      $               0
                                 ------------------------        ----------------         -----------------      ------------------
FICA-employee and employer                 (118,006)                   3,465,759                (2,658,849)                688,904
                                 ------------------------        ----------------         -----------------      ------------------
unemployment                                 14,291                        1,840                   (15,720                     411
                                 ------------------------        ----------------         -----------------      ------------------
income                                          -                            -                         -                       -
                                 ------------------------        ----------------         -----------------      ------------------
1 excise tax on transportation            6,324,495                    4,198,411                (5,341,880)              5,181,026
                                 ------------------------        ----------------         -----------------      ------------------
2 passenger facility charges              1,509,239                    1,134,549                       -                 2,643,787
                                 ------------------------        ----------------         -----------------      ------------------
3 US passenger security fee               1,190,851                      923,331               (1,185,810)                 928,372
                                 ------------------------        ----------------         -----------------      ------------------
3 customs and immigration Fees              654,490                      170,138                 (649,081)                 175,547
                                 ------------------------        ----------------         -----------------      ------------------
3 APHIS fees                                317,056                       87,462                 (317,196)                  87,322
                                 ------------------------        ----------------         -----------------      ------------------
APHIS by aircraft                            41,160                       11,900                  (41,160)                 11,900
                                 ------------------------        ----------------         -----------------      ------------------

a. subtotal                      $        9,046,351              $    12,920,231         $   (12,249,314)        $       9,717,268
                                 ========================        ================        ==================      ===================

STATE & LOCAL
-------------
withholding                      $         (257,187)             $       814,805         $      (561,919)        $          (4,301)
                                 ------------------------        ----------------        ------------------     -------------------

sales/use tax                               239,038                       36,355                     (21)                  275,372
                                 ------------------------        ----------------        ------------------     -------------------
unemployment                              1,119,221                     (866,208)               (178,915)                   74,098
                                 ------------------------        ----------------        ------------------     -------------------

income                                           -                           -                       -                         -
                                 ------------------------        ----------------        ------------------     -------------------
other real property                         538,595                       49,789                 (13,013)                  575,371
                                 ------------------------        ----------------        ------------------     -------------------
personal property                         2,171,010                      327,458                (407,257)                2,091,211
                                 ------------------------        ----------------        ------------------     -------------------

b.subtotal                       $        3,810,677               $       362,199         $    (1,161,125)       $       3,011,751
                                 ========================        ================        ==================     ===================

FOREIGN
c.subtotal                       $        2,470,573               $       486,561         $      (306,241)       $      2,650,893
                                 ========================        ================        ==================     ===================
  TAL TAXES PAID-from a., b.& c. above                                                   $   (13,716,679)
                                                                                         =================

Explain the reason for any past due post-petition taxes:                N/A
                                                                 ----------------

-----------------------------------------------------------------------------------------------------------------------------------

1 Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled "IRS Trust Tax Funds."

2 Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection
Service), US Customs - Air passenger user fee, and Immigration & Naturalization
Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

                                                      OFFICE OF THE U.S. TRUSTEE- REGION 10

                                                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                                                          AGING SCHEDULES FOR PAYABLES

                                                       for the month ended April 30, 2005


                                Current               31-60 days        61-90 days             91 & over              Total
                              ( 0-30 days )
                              --------------          ------------      -----------            ------------      -------------

Accounts Payable1

Post-Petition only           $    4,263,529           1,557,783.21      165,563.69             499,603.31        $      6,486,480

                             -----------------        ------------      ------------           ------------      ----------------

                                                   Beginning
Post Petition Bank    Bank Name  Account Number    Balance       Ending Balance
                      --------   --------------    -----------   --------------

* Refer to Attachment C
                      --------   --------------    -----------   --------------

Cash Disbursements by Company

   Company Name                                  Disbursement Amount

   ATA Holdings Corp.                            $                 -
                                                 --------------------------

   ATA Airlines, Inc.                                     109,255,195
                                                 --------------------------

   Ambassadair Travel Club, Inc.                            1,210,769
                                                 --------------------------

   ATA Leisure Corp.                                               -
                                                 --------------------------

   Amber Travel, Inc.                                           6,343
                                                 --------------------------

   American Trans Air Execujet, Inc.                          133,225
                                                 --------------------------

   ATA Cargo, Inc.                                            159,207
                                                 --------------------------

   Chicago Express Airlines, Inc.                             477,973
                                                 --------------------------


                                                 --------------------------
      Total                                      $        111,242,712
                                                 ==========================



1 Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY INCOME STATEMENT
                       for the month ended April 30, 2005
                  (Dollars in thousands, except per share data)



                                               April 30,              2005
                                                 2005              Year to Date
                                          ----------------       --------------
                                             (Unaudited)            (Unaudited)
 Operating revenues:
   Scheduled service                      $     47,099           $     221,321
   Charter                                      34,896                 153,067
   Ground package                                1,553                   6,789
   Other                                         3,566                  14,213
                                          ----------------       --------------
 Total operating revenues                       87,114                 395,390
                                          ----------------       --------------

 Operating expenses:

   Fuel and oil                                 25,595                 108,773
   Salaries, wages and benefits                 23,010                 114,183
   Aircraft rentals                             12,088                  58,357
   Handling, landing and navigation fees         8,078                  35,983
   Aircraft maintenance, materials and repairs   4,562                  19,711
   Depreciation and amortization                 3,860                  16,060
   Passenger service                             3,265                  13,512
   Crew and other employee travel                3,236                  15,298
   Other selling expenses                        2,354                  10,497
   Commissions                                   2,265                  10,328
   Facilities and other rentals                  2,076                   9,078
   Insurance                                     1,638                   7,219
   Ground package cost                           1,344                   5,672
   Advertising                                   1,112                   4,070
   Aircraft impairments and retirements              0                     403
   Other                                         3,703                  20,066
                                          ----------------       --------------
 Total operating expenses                       98,186                 449,210
                                          ----------------       --------------

 Operating loss                                (11,072)                (53,820)

 Other income (expense):
   Interest income                                 167                     624
   Interest expense                               (496)                 (2,167)
   Reorganization expenses                      (1,186)               (319,669)
   Other                                           (52)                   (288)
                                          ----------------       --------------
 Other expense                                  (1,567)               (321,500)
                                          ----------------       --------------

 Loss before income taxes                      (12,639)               (375,320)

 Income taxes                                      -                        -
                                          ----------------       --------------
 Net loss                                      (12,639)               (375,320)

 Preferred stock dividends                         -                        -
                                          -----------------      --------------
 Loss available to common shareholders    $    (12,639)          $    (375,320)
                                          =================      ==============

 Basic earnings per common share:
 Average shares outstanding                 11,824,287              11,824,287
 Net loss per share                       $      (1.07)          $      (31.74)
                                          ================       ==============

 Diluted earnings per common share:
 Average shares outstanding                 11,824,287              11,824,287
 Net loss per share                       $      (1.07)          $     (31.74)
                                          ================       ==============

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by Aug 15, 2005.

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                              MONTHLY BALANCE SHEET
                       for the month ended April 30, 2005
                             (Dollars in thousands)

                                                                                                         April 30,
                                                                                                           2005
                                                                                                      -----------------------
                                                                  ASSETS                                (Unaudited)

Current assets:
  Cash and cash equivalents                                                                           $                88,692
  Receivables, net of allowance for doubtful accounts
  (2005 - $3,255; 2004 - $2,608)                                                                                      113,219
  Inventories, net                                                                                                     36,013
  Assets held for sale                                                                                                  3,250
  Prepaid expenses and other current assets                                                                            40,056
                                                                                                      -----------------------
Total current assets                                                                                                  281,230

Property and equipment:
     Flight equipment                                                                                                 174,227
     Facilities and ground equipment                                                                                  141,724
                                                                                                      -----------------------
                                                                                                                      315,951
     Accumulated depreciation                                                                                        (166,748)
                                                                                                      -----------------------
                                                                                                                      149,203

Restricted cash                                                                                                        30,690
Goodwill                                                                                                                6,987
Prepaid aircraft rent                                                                                                     204
Investment in BATA                                                                                                      6,255
Deposits and other assets                                                                                              25,212
                                                                                                      -----------------------
Total assets                                                                                          $               499,781
                                                                                                      =======================

                                             LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
    Short-term debt                                                                                                    41,000
    Accounts payable                                                                                                    6,486
    Air traffic liabilities                                                                                            75,404
    Accrued expenses                                                                                                  123,532
                                                                                                      -----------------------
Total current liabilities                                                                                             246,422

Deferred items                                                                                                         33,934
                                                                                                      -----------------------

Liabilities subject to compromise                                                                                   1,485,301

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares                       30,000

Shareholders' deficit:

  Preferred stock; authorized 9,999,200 shares; none issued                                                               -
Common stock, without par value; authorized 30,000,000 shares;
  issued 13,535,727 - 2005 and 2004                                                                                    66,013
  Treasury stock; 1,711,440 shares - 2005 and 2004                                                                    (24,778)
  Additional paid-in capital                                                                                           18,166
  Accumulated deficit                                                                                              (1,355,277)
                                                                                                      -----------------------
Total shareholders' deficit                                                                                        (1,295,876)
                                                                                                      -----------------------

Total liabilities and shareholders' deficit                                                           $               499,781
                                                                                                      =======================

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change.
The financial statements will be included as a component of ATA Holdings Corp.
and subsidiaries second quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by August 15, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in April 2005


                                                 -------------    -------------
                                                    Amount         Cleared Date
                                                 -------------    -------------


Akin , Gump, Strauss, Hauer & Feld LLP           $ 205,074            4/21/05

Baker & Daniels                                     25,089            4/13/05

BMC                                                309,035             4/5/05

Compass Advisors LLP                               114,085            4/28/05

Paul, Hastings, Janofsky                            12,847            4/28/05

Spencer Stuart                                      64,885            4/13/05

Sommer Barnard Ackerman                            139,541            4/28/05

                                                 ------------
 Total                                          $  870,556
                                                -------------

Attachment A:  Summary of Pre-Petition Payments made during April 2005



    Paid In Accordance With:                                            Amount

    Clearinghouse / Interline Agreements Motion                 $           -

    Specific Court Approval                                              25,351

    Customer Programs Motion or Employee Obligations Motion              36,381

    Insurance Motion                                                    142,671

    Not Asset of Estate or Tax Motion                                   421,523

    Airport Fees Motion                                                 122,671

                                                                ---------------
                    Total Pre-Petition Payments                 $       748,597
                                                                ===============

                  Attachment B: Schedule of Insurance Coverage



Insurer                                              Expiration Date               Purpose

Zurich American Insurance Co.                        February 15, 2006             Liability for bodily injury and property damage
                                                                                   resulting form Travel Agency/Tour Operations
---------------------------------------------------  ---------------------------   ------------------------------------------------
National Union Fire Insurance Co. of Pittsburgh,     March 31, 2006                Directors and Officers liability (primary layer)
PA
---------------------------------------------------  ---------------------------   ------------------------------------------------
Great American                                       March 31, 2006                Directors and Officers liability (excess layer)
---------------------------------------------------  ---------------------------   ------------------------------------------------
Federal Insurance Company (Chubb)                    March 31, 2006                Directors and Officers liability (second excess
                                                                                   layer)
---------------------------------------------------  ---------------------------   ------------------------------------------------
St. Paul                                             March 31, 2006                Directors and Officers liability (third excess
                                                                                   layer)
---------------------------------------------------  ---------------------------   ------------------------------------------------
XL Specialty Insurance Company                       March 31, 2006                Directors and Officers liability (fourth excess
                                                                                   layer)
---------------------------------------------------  ---------------------------   ------------------------------------------------
Ing Seguros Commercial America                       October 1, 2005               Mexican General Liability
---------------------------------------------------                                ------------------------------------------------
                                                     ---------------------------
Ing Seguros Comercial America                        October 1, 2005               Mexican Auto Policy
---------------------------------------------------  ---------------------------   ------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005               Mexican Auto Policy
---------------------------------------------------  ---------------------------   ------------------------------------------------
Hartford Fire Insurance Company                      August 15, 2005               Domestic Automobile Liability and Physical Damage
                                                                                   Coverage
                                                                                   *Renewal process underway
---------------------------------------------------  ---------------------------   ------------------------------------------------
Federal Insurance Company (Chubb)                    May 23, 2006                  Executive Protection Policies
---------------------------------------------------  ---------------------------   ------------------------------------------------
XL Insurance (Bermuda)                               July 7, 2005                  Employment Practices Liability
---------------------------------------------------  ---------------------------   ------------------------------------------------
Affiliated FM                                        August 15, 2005               Property Coverage
---------------------------------------------------  ---------------------------   ------------------------------------------------
ING Commercial America, S.A.                         August 1, 2005                Property Coverage (Mexico)
---------------------------------------------------  ---------------------------   ------------------------------------------------
Chubb Custom                                         August 19, 2012               Pollution Legal Liability
---------------------------------------------------  ---------------------------   ------------------------------------------------
American International Aviation Agency, Inc. -       October 1, 2005               Aviation Hull & Liability
15% / XL Aerospace - 10% / Le Reunion Aerienne -
11% / AXA (AGL) - 5% /  Amlin (AGL) - 6%  /  Axis
(AGL) - 7.5% / St. Paul (AGL) - 2.5% / Markel
(AGL) - 1.5% / Swiss Re (AGL) - 4% / Frankona
(AGL) - 15% / Allianz(AGL - 5% / Global Aerospace,
Inc - 17.5%
---------------------------------------------------  ---------------------------   ------------------------------------------------
Federal Aviation Administration                      August 31, 2005               Aviation Hull War Risks & War Third Party
                                                                                   Liability
---------------------------------------------------  ---------------------------   ------------------------------------------------
Illinois National Insurance Company                  October 1, 2005               Premises, Products & Hangarkeepers
---------------------------------------------------  ---------------------------   ------------------------------------------------
Illinois National Insurance Company                  October 1, 2005               Aircraft Hull and Liability
---------------------------------------------------  ---------------------------   ------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005               Public Liability Aircraft Policy
---------------------------------------------------  ---------------------------   ------------------------------------------------
AIG                                                  December 14, 2005             Workers' Comp
---------------------------------------------------  ---------------------------   ------------------------------------------------
The Insurance Company of the State of Pennsylvania   December 14, 2005             Casualty Program (Defense Base Act)
---------------------------------------------------  ---------------------------   ------------------------------------------------
American Int'l Insurance Co.                         December 15, 2005             Puerto Rico Auto
---------------------------------------------------  ---------------------------   ------------------------------------------------



                                                   Attachment C: Post Petition Bank Accounts


Bank Name             Bank Account #       Account Description            Legal Entity       Beginning Balance      Ending Balance
---------             --------------       --------------------           ------------       -----------------      ---------------

National City Bank    584979615            Ambassadair Fiduciary - ARC    Ambassadair
                                           debits/credits                                    $           860        $         860
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
National City Bank    198378               Ambassadair credit card        Ambassadair
                                           receipts, deposits                                        (47,545)            (105,060)
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
National City Bank    698307393            Outstation  SBN                ATA Airlines
                                                                                                          -
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Caribbean Mercantile  23296308             Outstation  AUA                ATA Airlines
Bank N.V.                                                                                             10,537               12,519
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
SouthTrust Bank       30000006             Outstation - FLL               ATA Airlines                 8,860                2,798
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Bank of America       1233185823 /         Outstation SEA, SFO, MCO,      ATA Airlines
                      1233000909 /         LAX, SJC, DFW
                      1233000904 /
                      1000006268 /
                      1233401176 /
                      1235203716                                                                 361,092                  125,759
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
US Bank               873792676            Outstation MSP, CID            ATA Airlines            74,043                   17,313
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Banco-Popular         107-01620-6          Outstation SJU                 ATA Airlines            95,504                   32,691
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
National City Bank    202206               IND CTO, TBM, Corporate        ATA Airlines
                                           Travel, GRP, AGY                                       14,230                   45,092
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
National City Bank    109312               ATA Airlines  Inc - Main       ATA Airlines
                                           Disbursement - wires                                  862,009                1,288,177
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
                                           Foreign Coin                                            7,508                    7,428
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Lloyds Bank           763409               Checking - Foreign Payroll     ATA Airlines            19,505                   12,628
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Bank One              02389-93             Outstation GRR, FNT            ATA Airlines            22,431                    1,000
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Bank One              5690439              Outstation MDW, ORD, CHI,      ATA Airlines
                                           TBM                                                   537,373                  202,594
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Wachovia              14739239             Outstation SRQ                 ATA Airlines            13,798                    1,000
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Fleet                 52743764             Outstation BOS                 ATA Airlines            18,003                    8,955
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Wells Fargo Bank      0832-884571          Outstation LAS                 ATA Airlines
Nevada                                                                                            24,882                   19,498
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
National City Bank    203195               ATA Airlines  Inc - Tax        ATA Airlines
                                           Fiduciary                                          (1,402,520)                      0
--------------------  --------------       ---------------------------    ------------       -----------------      ---------------
Lloyd's Bank          170424               LGW Petty Cash                 ATA Airlines               614                     614
-------------------   --------------       ---------------------------    ------------       -----------------      ---------------
Bank of Hawaii        18023997             Outstation HNL, OGG            ATA Airlines           284,141                  157,448
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Citibank              3813-7141            Outstation LGA                ATA Airlines            109,549                   57,347
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Dresdner              5402815              D mark checking               ATA Airlines           (126,759)                 101,472
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Bank One              700016621867         Payroll (mainly manual        ATA Airlines
                                           checks)                                               126,552                  181,749
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   442559773            Mexican Checking              ATA Airlines             38,057                  (36,561)
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Wells Fargo           0822-605440          Outstation PHX                ATA Airlines             17,967                    6,397
 --------------------  --------------       ---------------------------   -------------       ----------------      ---------------
Wachovia              3764120              Outstation PHL                ATA Airlines              1,000                    1,000
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Royal Bank of Canada  100-535-4            Outstation NAS                ATA Airlines              1,350                    1,318
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    196590               ATA Airlines  Inc - Captain   ATA Airlines
                                           Checks                                                278,703                  231,573
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------



                               Attachment C: Post Petition Bank Accounts - Cont.


Bank Name             Bank Account #         Account Description          Legal Entity       Beginning Balance       Ending Balance
---------             --------------         --------------------         ------------       -----------------       --------------

National City Bank    7730034514             ATA Airlines Holdings Corp   ATA Holdings
                                             - Per Diem                   Corp               $         721           $        721
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Wachovia              13904573               Outstation MIA               ATA Airlines                 968                    953
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
M&I (Marshall &       24083345               Outstation MKE, MSN          ATA Airlines
Ilsley)                                                                                              6,363                  1,753
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Key Bank              5001290152             Outstation DAY               ATA Airlines                 989                    989
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
First American        6583021096             Outstation DSM               ATA Airlines               1,293                  1,285
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Citizens National                                                         ATA Airlines               3,858                  3,858
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
JP MorganChase        910 2 772812           Travel Agency ACH            ATA Airlines             165,210                165,210
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
US Bank               103655382945           Outstation DEN               ATA Airlines              58,904                 15,398
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Citibank              40798686               Health Claims - CIGNA        ATA Airlines                 -
--------------------  --------------       ---------------------------   -------------       --- --------------      ---------------
National City Bank    884034141              Outstation SPI               ATA Airlines               1,000                  1,000
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Wachovia              14739271               Outstation PIE, RSW          ATA Airlines              78,078                 14,255
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Wachovia              13890849               Outstation EWR, DCA, CLT     ATA Airlines              44,263                 27,779
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Lloyd TSB USD         11257374                                            ATA Airlines              26,484                 26,484
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Wachovia              11052757               Disability Claims            ATA Airlines               5,421                (22,742)
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   132595923              Outstation GDL - USD         ATA Airlines             131,543                152,834
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   132595842              Outstation GDL - MXP         ATA Airlines             164,796                176,664
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   132595907              Outstation CUN - MXP         ATA Airlines              10,554                  9,883
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   132595982              Outstation CUN - USD         ATA Airlines              46,606                 49,543
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    884153730              Outstation MLI               ATA Airlines               1,000                  1,000
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    657391691              Outstation TOL               ATA Airlines               1,000                  1,000
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    754213387              Outstation - LEX             ATA Airlines             653,527                537,718
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
JP MorganChase        475017986              Healthcare Claims - United   ATA Airlines
                                             Healthcare                                           (191,151)              (239,604)
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   137308310              Outstation PVR - USD         ATA Airlines               6,058                  6,034
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
BBVA-Bancomer, S.A.   137303262              Outstation PVR - MXP         ATA Airlines               1,750                  1,829
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
JP MorganChase        475018737              Flexible Spending Account    ATA Airlines             148,840                100,859
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    658807273              Outstation PIT               ATA Airlines               1,000                  1,000
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    981092693              ATA Airlines  Inc - Payroll  ATA Airlines             136,612                 60,954
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Trancentrix           N/A                    Foreign Payments                                     (228,378)               397,951
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    981094058              Outstation FWA               ATA Airlines                 -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    135597 &               Main Disbursement - checks   ATA Holdings
                      7000000419                                          Corp.                (3,966,680)             (3,938,756)
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City         202031                 Deposits and Credit Card     Amber Tours
                                             receipts                                                  -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    203551                 ATA Airlines  Inc - Amber    Amber Travel
                                             Travel Fiduciary (ARC)                                   514                     593
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank                           ATA Airlines  Inc - Amber    Amber Travel
                                             Travel Fiduciary (ARC)                                   -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------


                                               Attachment C: Post Petition Bank Accounts - Cont.

Bank Name             Bank Account #         Account Description          Legal Entity       Beginning Balance       Ending Balance
---------             --------------         -------------------          ------------       -----------------       --------------

National City Bank    203564                 Deposits and Credit Card     Amber Travel
                                             receipts                                        $        -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Fifth/Third           1415486                ATA Airlines Cargo           ATA Cargo Inc            17,417                   6,653
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City         204149                 Deposits and Credit Card     American Trans Air
                                             Receipts                     Execujet, Inc.           (5,679)                 (5,679)
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Regions               205133                 Operating/Disbursement       Chicago Express
                                             Account                                                  -             $        -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Bank One              4273893                Depository  - Any money      Chicago Express
                                             received                                                 -             $        -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Regions               205133                 Investment Sweep             Chicago Express             -             $        -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City Bank    758014652              Petty cash - South Bend      Chicago Express             -             $        -
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
National City/US      0622608/4200778346     Investment Account           ATA Airlines
Bank/Morgan
Stanley/Union
Planters                                                                                       85,707,653              73,898,240
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Bank One                                     Money Market - Officer's     ATA Holdings
                                             Salaries                                             751,051                 642,597
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
                                             Money Market Fund            Washington
                                                                          Assurance               200,841                 200,841
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
Other                                                                                              (9,300)                 (8,299)
                                                                                             -----------------      ---------------

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank    10101410               IRS Tax Trust                ATA Airlines          9,336,129               8,274,695
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
First Indiana Bank    10101423               PFC Trust                    ATA Airlines          3,162,146               4,371,066
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------
First Indiana Bank    10101436               U.S. Gov't Trust             ATA Airlines          3,641,785               1,332,982
--------------------  --------------       ---------------------------   -------------       -----------------      ---------------



                                                                         Bank Account Total: $  101,464,930         $  88,645,150

                                                                         Petty Cash Total:   $       48,335         $      46,452
                                                                                             -----------------      ---------------
                                                                         Total Funds:        $  101,513,265         $  88,691,602
                                                                                             =================      ===============


*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written. These bank accounts are funded as checks clear.